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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

Date of Report (Date of earliest event reported):

May 3, 2001

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                         Intermedia Communications Inc.
             (Exact name of registrant as specified in its charter)

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               Delaware                                   59-2913586
               --------                             ----------------------
  (State or other jurisdiction of                      (I.R.S. Employer
   incorporation or organization)                   Identification Number)

                                     0-20135
                                     -------
                            (Commission File Number)

                               One Intermedia Way
                                 Tampa, FL 33647
                    (Address of principal executive offices)

                                 (813) 829-0011
                               (Telephone Number)


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ITEM 5.  Other Events

         On May 2, 2001, Digex, Incorporated, a Delaware corporation and a majority owned subsidiary of Intermedia Communications Inc., issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.  Financial Statements and Exhibits

Exhibit 99.1               Press release of Digex, Incorporated dated May 2, 2001 (as filed with the United States
                           Securities and Exchange Commission on May 2, 2001).


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  May 2, 2001


                         INTERMEDIA COMMUNICATIONS, INC.
                                  (Registrant)



                                            /s/ Robert M. Manning
                                            ---------------------
                                              Robert M. Manning
                               Senior Vice President and Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit
No.                                 Description                                                         Page
--------                            -----------                                                         ----
99.1     Press release of Digex, Incorporated dated May 2, 2001 (as filed with the United States
         Securities and Exchange Commission on May 2, 2001).